Supplement to the currently effective PROSPECTUS

Deutsche Intermediate Tax/AMT Free Fund

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectus.

Ashton P. Goodfield, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1990.

Matthew J. Caggiano, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

Peter Aloisi, CFA, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

The following information replaces the existing disclosure contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus.

Ashton P. Goodfield, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1990.

■	Joined Deutsche Asset Management in 1986.
■	Co-Head of Municipal Bonds.
■	BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

■	Joined Deutsche Asset Management in 1989.
■	BS, Pennsylvania State University; MS, Boston College.

Peter Aloisi, CFA, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

■	Joined Deutsche Asset Management in 2010 with five years of industry experience; previously, served as an Associate at Banc of America Securities.
■	Municipal Trader: Boston.
■	BA and MBA, Boston College.

Please Retain This Supplement for Future Reference

February 1, 2016

PROSTKR-582